Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings
Borrowings

6. Borrowings

	As of December 31,
	2021	2022
	$	$
Short‑term borrowings	784,230	717,915

In September 2021, the Group entered into a one-year RMB 5.0 million facility agreement with Shanghai Pudong Development Bank. The interest rate was set at 65 basis points over Loan Prime Rate (“LPR”). The bank borrowing was unguaranteed and unsecured. The loan was refunded in September 2022.

In March 2022, the Group entered into a one-year RMB 5.0 million facility agreement with Shanghai Pudong Development Bank. The interest rate was priced at 80 basis points over LPR. The bank borrowing was unguaranteed and unsecured.

For the years ended December 31, 2020, 2021 and 2022, the Group recognized interest expenses of nil, $9,147 and $51,972 which was recorded in interest income, net.